Boston Common Funds

Boston Common International Fund
ticker:  BCAIX

Boston Common U.S. Equity Fund
ticker: BCAMX

January 29, 2016
As Supplemented February 11, 2016

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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SUMMARY SECTION – BOSTON COMMON INTERNATIONAL FUND

Investment Objective

The Boston Common International Fund (the “International Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.12%

Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  During the most recent fiscal year, ended September 30, 2015, the International Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Boston Common Asset Management, LLC (“Boston Common” or the “Adviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts (“ADRs”) of companies we believe are high quality and undervalued.  We look for companies with sound governance and a history of responsible financial management that we believe are capable of consistent profitability over a long time horizon.  We include those companies in our portfolios that we believe are operating successfully in economic sectors with superior end-market growth, or are beneficiaries of broader sector themes we have identified, but that we judge to be trading at discounts to their intrinsic value.  We seek to integrate environmental, social, and governance (“ESG”) criteria into the stock selection process and express a preference for best-in-class firms with innovative approaches to the environmental and social challenges their industries, society, and the world face.  Best-in-class refers to firms that Boston Common views as having better records on ESG criteria than other firms in the same industry or sector.

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Boston Common endeavors to integrate financial and sustainability factors into its investment process because we believe ESG research helps us identify companies that will be successful over the long-term.  We seek to identify companies that demonstrate a high level of environmental responsibility, commitment to social standards and adherence to best practices in corporate governance.  As a result, we believe ESG research helps improve portfolio quality and financial return potential.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control. We may sell a security when its price reaches a set target, if we believe that other investments are more attractive, or for other reasons we may determine.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage company managements toward greater transparency, accountability, disclosure and commitment to ESG issues.

The International Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in securities of non-U.S. companies.  The Fund may invest in common and preferred stocks as well as securities that are convertible into common stocks.  The Fund may also invest in ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  Up to 20% of the Fund’s total assets may be invested in securities of companies located in emerging markets.  The Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the International Fund.  The following risks could affect the value of your investment in the Fund:

●
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  This could reoccur.

●	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

●	Management Risk: Boston Common may fail to implement the Fund’s investment strategies or meet its investment objective.

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●
Foreign Securities and Emerging Markets Risk:  Foreign securities are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.  Investments in emerging markets are generally more volatile than investments in developed foreign markets.  Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.

●
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause the Fund to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

●
Sector-Focus Risk.  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

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Performance

The following performance information provides some indication of the risks of investing in the International Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year-to-year.  The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year and since-inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Funds’ website at http://www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

Highest Quarterly Return:	Q1, 2012	11.99%

Lowest Quarterly Return:	Q3, 2011	-19.11%

Average Annual Total Return as of December 31, 2015
	1 Year	5 Year	Since Inception (12/29/2010)
Boston Common International Fund
Return Before Taxes	-1.97%	1.82	1.81%
Return After Taxes on Distributions	-2.05%	1.57	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	-0.74%	1.55	1.54%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60	3.66%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Boston Common Asset Management, LLC

Portfolio Managers

The International Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since

Matt Zalosh, CFA	CIO-International Strategies	Inception (2010)
Praveen Abichandani, CFA	Portfolio Manager	Inception (2010)
Geeta B. Aiyer, CFA	President and Founder	Inception (2010)
Corné Biemans	Portfolio Manager	2013
Steven Heim	Director, ESG Research	Inception (2010)

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary.  The minimum initial investment in the Fund is $100,000.  You can make additional investments at any time with $1,000 or more.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION – BOSTON COMMON U.S. EQUITY FUND

Investment Objective

The Boston Common U.S. Equity Fund (the “U.S. Equity Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.64%%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.40%
Fee Reduction and/or Expense Reimbursement	(0.39)%
Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement (1)	1.01%

(1)
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement to 1.00% of the U.S. Equity Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap is indefinite, but will remain in effect until at least January 31, 2017 and may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the U.S. Equity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the U.S. Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$405	$729	$1,646

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Portfolio Turnover

The U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  During the most recent fiscal year, ended September 30, 2015, the U.S. Equity Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Boston Common seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts (“ADRs”) of companies we believe are high quality and undervalued.  We look for companies with sound governance and a history of responsible financial management that we believe are capable of consistent profitability over a long time horizon.  We include those companies in our portfolios that we believe are operating successfully in economic sectors with superior end-market growth, or are beneficiaries of broader sector themes we have identified, but that we judge to be trading at discounts to their intrinsic value.  We seek to integrate environmental, social, and governance (“ESG”) criteria into the stock selection process and express a preference for best-in-class firms with innovative approaches to the environmental and social challenges their industries, society, and the world face.  Best-in-class refers to firms that Boston Common views as having better records on ESG criteria than other firms in the same industry or sector.

Boston Common endeavors to integrate financial and sustainability factors into its investment process because we believe ESG research helps us identify companies that will be successful over the long-term.   We seek to identify companies that demonstrate a high level of environmental responsibility, commitment to social standards and adherence to best practices in corporate governance.  As a result, we believe ESG research helps improve portfolio quality and financial return potential.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control.  We may sell a security when its price reaches a set target, if we believe that other investments are more attractive, or for other reasons we may determine.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage company managements towards greater transparency, accountability, disclosure and commitment to ESG issues.

The U.S. Equity Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. companies.  Equity securities include common and preferred stocks as well as securities that are convertible into common stocks.  The Fund may also invest up to 20% of its total assets in ADRs.  The Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

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Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the U.S. Equity Fund.  The following risks could affect the value of your investment in the Fund:

●
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  This could reoccur.

●	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

●	Management Risk: Boston Common may fail to implement the Fund’s investment strategies or meet its investment objective.

●
Foreign Securities Risk:  Foreign securities, including ADRs, are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

●
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

●
Sector-Focus Risk:  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

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Performance

The following performance information provides some indication of the risks of investing in the U.S. Equity Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year-to-year.  The table below illustrates how the Fund’s average annual total returns for the 1-year and since-inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Funds’ website at http://www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

Highest Quarterly Return:	Q1, 2013	8.28%

Lowest Quarterly Return:	Q2, 2012	-3.80%

Average Annual Total Return as of December 31, 2015
	1 Year	Since Inception (4/30/2012)
Boston Common U.S. Equity Fund
Return Before Taxes	1.95%	11.32%
Return After Taxes on Distributions	1.73%	10.75%
Return After Taxes on Distributions and Sale of Fund Shares	1.27%	8.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	13.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

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Investment Adviser

Boston Common Asset Management, LLC

Portfolio Managers

The U.S. Equity Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since

Geeta B. Aiyer, CFA	President & Founder	Inception (2012)
Praveen Abichandani, CFA	Co-CIO-US Strategies	Inception (2012)
Corné Biemans	Co-CIO-US Strategies	2013
Steven Heim	Director, ESG Research	Inception (2012)

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary.  The minimum initial investment in the Fund is $100,000.  You can make additional investments at any time with $1,000 or more.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES,
STRATEGIES AND RISKS

Investment Objectives

Each Fund’s objective is to seek long-term capital appreciation. This investment objective is non–fundamental, which means it may be changed without shareholder vote upon at least 60 days’ prior written notice to shareholders.  There is no assurance that either Fund will achieve its investment objective.

Principal Investments

Boston Common International Fund

The International Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts (“ADRs”) of companies it believes are high quality and undervalued.  The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in securities of non-U.S. companies.  The Fund may invest in common stock, preferred stock, securities that are convertible into common stock and ADRs.  Boston Common considers companies to be “non-U.S.” based on the issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  The Fund will normally be invested in at least five countries outside the United States, with up to 20% of the Fund’s total assets invested in securities of companies located in emerging markets.  Boston Common generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

Changes in Policy.  The Fund will not change its investment policy of investing at least 80% of its net assets in securities of non-U.S. companies without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Boston Common U.S. Equity Fund

The U.S. Equity Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and ADRs of companies it believes are high quality and undervalued.  The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. companies.  Equity securities include common and preferred stocks as well as securities that are convertible into common stocks.  Up to 20% of the Fund’s total assets may be invested in ADRs.  Boston Common generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

Changes in Policy.  The Fund will not change its investment policy of investing at least 80% of its net assets in equity securities of U.S. companies without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Principal Investment Strategies – Both Funds

Boston Common seeks to invest in attractively valued, high-quality stocks by combining fundamental equity analysis with our work in sustainability research and shareowner advocacy and engagement.  We look for companies with sound governance and a history of responsible financial management that we believe are capable of consistent profitability over a long time horizon.  We include those companies in our portfolios that we believe are operating successfully in economic sectors with superior end-market growth, or are beneficiaries of broader sector themes we have identified, but that we judge to be trading at discounts to their intrinsic value.

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We seek to integrate sustainability criteria into the stock selection process and express a preference for best-in-class firms with innovative approaches to the environmental and social challenges their industries, society, and the world face.  Best-in-class refers to firms that Boston Common views as having better records on ESG criteria than other firms in the same industry or sector.  We believe ESG research and analysis augments our traditional equity research and helps us identify companies that will be successful over the long-term.  We seek companies that can capitalize on new market opportunities, implement efficiency improvements and avoid unanticipated costs stemming from inadequate attention to ESG risks.  As a result, we believe ESG research helps improve portfolio quality and financial return potential.

While ESG criteria help shape the investable universe, Boston Common builds upon its traditional financial discipline in the stock selection process.  We select stocks through bottom-up, fundamental research.  We endeavor to understand each company within its global sector and marketplace.  Traditional financial statement analysis incorporates an understanding of the longer-term value drivers for a company and its industry.  We look at pricing trends, product cycles and supply-demand imbalances, as well as the outlook for end-market demand.  Our focus on valuation includes traditional metrics that value earnings and cash flow streams with an eye towards relative valuation among a company’s global peer group.  We overlay our research of company fundamentals with valuation work to help identify stocks that we believe are trading at a discount to intrinsic value.  We further incorporate sustainability analysis with our fundamental work, seeking to identify potential catalysts that could help drive a stock’s value over a 12-18 month time horizon.

Boston Common practices a disciplined approach towards controlling risk.  We focus on quality parameters, preferring best-in-class companies.  We typically reject companies with excessive debt or inconsistent operating performance and those that are losing money.  We also avoid companies that are losing market share or that face declining end-market demand.  We balance upside return opportunities with potential for downside outcomes by reviewing larger economic trends as well as company specific valuation.  Boston Common may sell a security when its price reaches a set target, or if we believe that other investments are more attractive, or for other reasons we may determine.

Sustainability Criteria – Both Funds

Boston Common integrates sustainability criteria into all phases of the investment process, from identifying the investable universe to stock selection and portfolio construction.  We prefer best-in-class firms with innovative approaches to the environmental and social challenges their industries, society and the world face, while pursuing advocacy and engagement initiatives to help improve portfolio companies’ environmental, social and governance (“ESG”) performance.

Boston Common proactively seeks to identify companies with strong ESG profiles.  We evaluate companies on (E)nvironmental issues, looking for organizations that demonstrate a high level of environmental responsibility and understand that natural resources are limited.  We favor companies that conserve natural resources, reduce volume and toxicity of waste generated, and manage direct and indirect greenhouse gas emissions.  We assess a company’s commitment to (S)ocial standards including human rights, animal welfare, workplace health and safety, and fair treatment of employees globally.  We also examine whether a company’s standards for its vendors broaden the impact of its policies.  Boston Common looks for companies with a demonstrated overall high level of accountability to all stakeholders, including providing safe, desirable, high-quality products or services and marketing them in responsible ways.  We appraise companies’ adherence to best practices in (G)overnance, including policies favoring transparency and accountability to shareholders, and a commitment to diversity.

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We favor companies that have made changes in policies and programs to address past problems.  Conversely, we look to avoid companies that are egregious violators of regulations, exhibit a pattern of negligence, or have a deteriorating record on measurable conduct.  These criteria may be industry-specific, such that a company can be judged in relation to its peers.

In defining the investable universe, Boston Common recognizes that no company will outperform on all ESG criteria.  We seek to identify companies with strengths in a reasonable number of ESG criteria and/or with the potential to make progress across the ESG spectrum.  While seeking to rule out companies with the worst ESG records relative to industry peers, Boston Common looks for firms that are finding innovative solutions to problems faced by their industry.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage company managements towards greater transparency, accountability, disclosure and commitment to ESG issues.

While we seek to invest in companies that are working on innovative solutions to problems, we do not invest in stocks of companies simply because they advance sustainability.  When our sustainability research generates investment ideas, we subject them to the structure and rigor of our traditional investment process, as with any other investment.

Principal Risks of Investing in the Funds

The principal risks of investing in the Funds that may adversely affect the Funds’ net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.

General Market Risk.  General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  In some cases, the prices of stocks of individual companies were negatively impacted even though there may have appeared to be little or no degradation in a company’s financial conditions or prospects.  These market conditions could reoccur and add significantly to the risk of short-term volatility of the Funds.

Equity Risk.  The Funds purchase equity securities, which subject them to equity risk.  This is the risk that stock prices will fall over short or extended periods.  Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles.  Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

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Management Risk.  Management risk describes the Funds’ ability to meet their investment objectives based on the Adviser’s success or failure at implementing investment strategies for the Funds.  The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.

Foreign Securities and Emerging Markets Risk.  Both Funds may invest in foreign securities, however only the International Fund may invest in emerging markets.  Foreign investments, including ADRs and similar investments, may be subject to more risks than U.S. investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, higher costs of custody and trading, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can, and often do, perform differently than U.S. markets.  Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Funds.  Emerging market countries entail greater investment risk than developed markets.  Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Large Companies Risk.  Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sustainability (ESG) Policy Risk.  The Funds’ ESG policy could cause the Funds to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Funds will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

Sector-Focus Risk. The Funds may invest greater than 25% of their assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.  Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.  If the Fund’s portfolio is over-weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector.

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PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website at http://www.bostoncommonfunds.com.

MANAGEMENT OF THE FUNDS

Investment Adviser

The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with Boston Common Asset Management, LLC, 84 State Street, Suite 940, Boston, Massachusetts 02109, under which Boston Common manages the Funds’ investments and business affairs subject to the supervision of the Board.  The Adviser provides the Funds with advice on buying and selling securities.  The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds.  As of December 31, 2015, the Adviser had approximately $2.1 billion in assets under management.  Under the Advisory Agreement for the International Fund, the Adviser is entitled to receive a monthly management fee for its investment advisory services calculated daily and payable monthly equal to 0.90% of its average daily net assets.  For the fiscal year ended September 30, 2015, the Adviser was paid an effective rate of 0.90% from the International Fund.  Under the Advisory Agreement for the U.S. Equity Fund, the Adviser is entitled to receive a monthly management fee for its investment advisory services calculated daily and payable monthly equal to 0.75% of its average daily net assets.  For the fiscal year ended September 30, 2015, the Adviser was paid, net of any waivers, an effective rate of 0.36% from the U.S. Equity Fund.

A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement is available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2015.

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, and extraordinary expenses) will not exceed 1.20% of the average daily net assets of the International Fund, and 1.00% of the average daily net assets of the U.S. Equity Fund.  Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Funds if requested by the Adviser and the Board approves such reimbursement in subsequent fiscal years.  The Adviser may request reimbursement if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.  The Adviser may be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  The current Expense Caps are in place indefinitely, but at a minimum through January 31, 2017.  The Expense Cap agreements may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.

Portfolio Managers

The Funds are managed by a team of investment professionals associated with the Adviser, each of whom brings particular expertise to the investment process.  Matt Zalosh, Praveen Abichandani, Geeta Aiyer and Corné Biemans determine the overall investment strategies, sector and country allocations.  The team members are jointly and primarily responsible for the day-to-day management of the Funds.  Geeta Aiyer and Steven Heim determine each Fund’s sustainability criteria and strategy.

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Geeta B. Aiyer, CFA1
President & Founder; Chief Strategist
As President and Chief Strategist, Geeta is jointly and primarily responsible for the day-to-day management of the Funds.  She also is actively involved in setting the sustainability criteria for the Funds. Geeta founded Boston Common in 2002 and has served as its President since then. She has worked with sustainable and responsible investing since 1988, helping shape the evolving definition of global sustainable investing.  Geeta received her M.B.A. from Harvard University and her B.A. and M.A. degrees from the University of Delhi, India.

Praveen Abichandani, CFA
Portfolio Manager; Co-CIO U.S. Strategies
Praveen joined Boston Common in 2004.  As Portfolio Manager and since 2012, Co-CIO of U.S. Strategies, he is jointly and primarily responsible for the day-to-day management of the Funds.  Praveen conducts securities research and analysis, focusing on the telecommunications, materials and industrial sectors. Praveen began his career in equity research and corporate development in the telecom and media industries in 1990.  Praveen received his M.B.A. from the University of Texas at Austin and his B.S. in Chemical Engineering from Osmania University in India.

Corné Biemans
Portfolio Manager; Co-CIO U.S. Strategies
Corné joined Boston Common in 2012, and is part of the securities research team responsible for the day-to-day management of the Funds.  Before joining Boston Common, he was a senior global equity portfolio manager for BNP Paribas Investment Partners.  He started his career at Rabobank Group as an international economist in 1991.  Corné earned a master’s degree in Monetary Economics from Tilburg University in the Netherlands.

Matt Zalosh, CFA
CIO - International Strategies
Matt joined Boston Common in 2003 and has served as CIO of International Strategies since 2005. He is part of the securities research team responsible for the management of the Funds, focusing on the health care and financial services sectors.  Matt has worked in the investment field since 1995, including a previous position with Dodge and Cox and State Street Research. He received his M.A. in International Relations from Johns Hopkins School of Advanced International Studies (SAIS), where he specialized in emerging markets. He received his B.A., cum laude, in Economics and International Studies from Colby College.

Steven Heim
Director ESG Research/Shareholder Engagement
Steven has been with Boston Common since its founding in 2002. Steven is primarily responsible for developing and implementing Boston Common’s ESG policy. With over 20 years of experience in the SRI/ESG field, Steven has been instrumental in helping shape the evolving body of sustainability criteria to define areas for shareholder advocacy and company engagement.  Steven received two B.S. degrees from Massachusetts Institute of Technology.

The SAI provides additional information on the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

1 A Chartered Financial Analyst (“CFA”) is an investment professional who has passed tests in economics, securities analysis and portfolio management administered by the Institute of Chartered Financial Analysts.  Such professionals are expected to have at least three years of investment related experience and to meet certain standards of professional conduct.

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The Adviser’s Related Performance from Substantially Similar Accounts to the Boston Common International Fund

The performance information shown below represents the Boston Common International Equity Composite (“the International Composite”), a composite of the performance of all discretionary accounts managed by Boston Common with substantially similar investment objectives, policies and strategies as the International Fund.  Boston Common maintains all performance records for the International Composite.

The composite performance is provided to illustrate the past performance of the composite of Boston Common’s similarly managed accounts as measured against broad based market indices, and does not represent the historical performance of the International Fund.  You should not consider this performance data to be an indication of future performance of the International Fund.

All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the separate account portfolios of Boston Common without provision for federal or state income taxes.  The International Composite below does not reflect any custody fee charges, sales loads or placement fees; as such, fees are not assessed on these accounts.

The discretionary accounts for which results are reported are not registered mutual funds and generally were not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (“1940 Act”), or the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Composite.

Consequently, the performance results for the managed accounts could have been adversely affected if the managed accounts had been regulated as investment companies.  In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of the Fund, and, accordingly, the performance results of the International Composite shown below are greater than what the Fund’s performance would have been.

The performance calculation methods used for separate account composites are different from the SEC performance standards applied to investment companies.  Investors should also be aware that the use of a methodology different from that used above to calculate performance of the Fund could result in different performance data.

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The performance data below is for the International Composite and is not the performance results of the International Fund.

International Composite(1)
Annualized Returns for Periods Ended December 31, 2015

Period	International Composite Average Annual Total Returns (Net of all actual fees and expenses)	MSCI EAFE(2)
1 Year	-1.5%	-0.8%
3 Year	4.1%	5.0%
5 Year	2.8%	3.6%
7 Year	7.3%	7.8%
Inception (December 31, 2004)	5.1%	3.9%

(1)
As of December 31, 2015, the International Composite was comprised of 64 accounts approximating $1.02 billion in assets of Boston Common’s $2.1 billion in assets under management (i.e., 48.6% of the firm’s assets under management).  The International Composite includes all discretionary, fee-paying equity accounts managed by Boston Common in its International Equity Strategy that bear explicit commission costs, regardless of tax status and are not publicly traded.  As of January 1, 2011, the International Composite was redefined to exclude publicly traded instruments due to their increased liquidity requirements and expense structure.  The International Composite includes only equity accounts with assets greater than $100,000. The Composite was created on March 31, 2005.  Boston Common claims compliance with GIPS.  Composite returns are presented in U.S. dollars, net of transaction costs, management fees and withholding taxes, with interest and dividends accrued.  Returns for periods greater than one year are annualized.  Past performance is no indication of future success.  With any investment, there is a risk of profit or loss, including loss of principal.

(2)
The MSCI EAFE Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance in approximately 22 countries, excluding the U.S. and Canada.  The Index’s performance results are presented net of estimated foreign withholding taxes on dividends, interest and capital gains.  The withholding tax rates are applicable to Luxembourg holding companies.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  You cannot invest directly in an index.

The Adviser’s Related Performance from Substantially Similar Accounts to the Boston Common U.S. Equity Fund

The performance information shown below represents the Boston Common Tax-Exempt U.S. Large-Cap Core Equity Composite (the “Domestic Composite”), a composite of the performance of all discretionary, tax-exempt accounts managed by Boston Common with substantially similar investment objectives, policies and strategies as the U.S. Equity Fund.  Boston Common maintains all performance records for the Domestic Composite.

The composite performance is provided to illustrate the past performance of the composite of Boston Common’s similarly managed accounts as measured against broad based market indices, and does not represent the historical performance of the U.S. Equity Fund.  You should not consider this performance data to be an indication of future performance of the U.S. Equity Fund.

All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private portfolios of Boston Common without provision for federal or state income taxes.  The Domestic Composite below does not reflect any custody fee charges, sales loads or placement fees, as such, fees are not assessed on these accounts.

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The discretionary accounts for which results are reported are not registered mutual funds and generally were not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Composite.

Consequently, the performance results for the managed accounts could have been adversely affected if the managed accounts had been regulated as investment companies.  In addition, the operating expenses incurred by the managed accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the Domestic Composite shown below are greater than what the Fund’s performance would have been.

The performance calculation methods used for separate account composites are different from the SEC performance standards applied to investment companies.  Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data.

The performance data below is for the Domestic Composite and is not the performance results of the U.S. Equity Fund.

Domestic Composite(1)
Annualized Returns for Periods Ended December 31, 2015

Period	Domestic Composite Average Annual Total Returns (Net of all actual fees and expenses)	S&P 500(2)
1 Year	3.0%	1.4%
3 Year	14.2%	15.1%
5 Year	10.4%	12.6%
7 Year	12.7%	14.8%
Inception (December 31, 2002)	8.7%	8.9%

(1)
As of December 31, 2015, the Domestic Composite was comprised of 9 tax-exempt accounts approximating $38.8 million in assets of Boston Common’s $2.1 billion in assets under management (i.e., 1.9% of the firm’s assets under management).  The Domestic Composite consists of all discretionary, fee paying, tax-exempt accounts managed by Boston Common in its U.S. Large Cap Core Equity strategy that bear explicit commission costs and are not publicly traded.  The Domestic Composite includes only equity accounts with more than $200,000 in assets. Until September 30, 2009, the Composite included the equity carve-out of balanced accounts managed using this strategy.  All returns are in U.S. dollar terms and periods in excess of one year are annualized.  Composite returns are presented net of management fees, with interest and dividends accrued.  Past performance is no indication of future success.  With any investment, there is a risk of profit or loss, including loss of principal.

(2)
The S&P 500® Index is a broad market index of U.S. Large-Cap companies.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  The composition of the Domestic Composite is different from that of the S&P Index because of differences in sector and industry exposure, risk, volatility and holdings, which may affect the benchmark’s ultimate performance results.  Therefore, an investor’s individual results may vary significantly from the benchmark’s performance.  You cannot invest directly in an index.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds sell their shares at net asset value (NAV).  The NAV is determined by dividing the value of the Funds’ securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Funds, including management, administration and other fees, which accrue daily.  The Funds’ share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “How to Buy Shares”) by U.S. Bancorp Fund Services, LLC (“Transfer Agent”), the Funds’ transfer agent, or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next day’s NAV.  The Funds’ NAV, however, may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  In certain cases, the Funds may make fair value determinations made as described below under procedures as adopted by the Board.

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on a foreign exchange is closed, but before trading on the NYSE is closed (a “Significant Event”).  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other assets shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.  To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets for the International Fund, a third party service provider has been engaged to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Funds would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies exist, the Funds may adjust their fair valuation procedures.

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How to Buy Shares

To purchase shares of the Funds, you must make a minimum initial or subsequent investment as listed in the table below:

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$100,000	$1,000

Retirement, Tax-Deferred and UGMA/UTMA Accounts	$100,000	$1,000

You may purchase shares by completing an account application.  Your order will not be accepted until the completed account application is received by the Funds or the Transfer Agent.  Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order.  “Good order” means your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Name of Appropriate Fund.”  Account applications will not be accepted unless they are accompanied by payment in U.S. dollars drawn on a U.S. financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept postdated checks or any conditional order or payment.  If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled.  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Funds as a result.  The Funds do not issue share certificates.  The Funds reserve the right to reject any purchase in whole or in part.  The minimum investment requirements may be reduced from time to time by the Funds.

The Funds have not registered shares for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT Act.  The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing the account application, you will be required to supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Corporate, trust and other entity accounts require further documentation.  Please contact the Transfer Agent at 1-877-777-6944 if you need additional assistance when completing your account application.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account application will be rejected and you will not be allowed to perform a transaction in the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Only persons with a valid social security number or tax identification number and permanent U.S. street address may open accounts.

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By Mail.  To purchase Fund shares by mail, simply complete the enclosed account application and mail it with a check made payable to Boston Common Funds to:

For Regular Mail Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE:   The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to “Boston Common Funds” to the Transfer Agent in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Telephone.  Unless you have declined telephone options on the account application, you may purchase additional shares by telephoning the Funds toll free at 1-877-777-6944.  If your account has been open for 15 days, telephone orders, in the amount of $1,000 or more, are acceptable via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If the Funds receive your order prior to 4:00 p.m. Eastern time, the Transfer Agent will purchase shares at the NAV next calculated on the day of your purchase order.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be canceled or modified.

By Wire

Initial Investment.  If you are making an initial investment in the Funds, before you wire funds, please contact the Transfer Agent at 1-877-777-6944 to arrange with a service representative to submit your completed account application via overnight delivery or facsimile.  Upon receipt of your account application, the Transfer Agent will establish an account for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account is established, you may instruct your bank to initiate the wire using the instructions given by the service representative.  Prior to sending the wire purchase, please contact the Transfer Agent at 1-877-777-6944 to advise of your wire and to ensure proper credit upon receipt.  It is essential that your bank include the name of the Funds, your name and account number in all wire instructions.

Subsequent Investment.  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Funds to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include the name of the Funds and your name and account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Funds.

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Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
for further credit to [insert Fund name]
[shareholder name and account number]

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds, or U.S. Bank, N.A., the Funds’ custodian, are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may contact the Funds by telephoning toll free at 1-877-777-6944.

Through a Financial Intermediary.  You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus.  Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum.  Please consult your Financial Intermediary for their account policies.  Your order’s price will be at the Funds’ NAV next determined after a Financial Intermediary receives it. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Funds’ NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Retirement Plans.  The Funds offer an IRA plan.  You may obtain information about opening an IRA account by calling 1-877-777-6944.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.

How to Sell Shares

In general, orders to sell or “redeem” shares may be placed directly with the Funds, the Transfer Agent or your Financial Intermediary.  You may redeem part or all of your shares at the next determined NAV after the Funds receive your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE are treated as though received on the next business day.

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By Mail.  You may redeem your shares by simply sending a written request to the Transfer Agent.  Please provide the name of the Funds, your account number and state the number of shares or dollar amount you would like redeemed.  All of the shareholders whose names appear on the account registration should sign the letter.  Redemption requests will not become effective until the Transfer Agent receives all documents in good order.  “Good order” means your redemption request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares.

For Regular Mail Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

By Telephone and by Wire.  Unless you have declined telephone options on the account application, you may redeem by telephone.  You may redeem up to $50,000 in shares by calling the Transfer Agent at 1-877-777-6944 before the close of trading on the NYSE, normally 4:00 p.m., Eastern Time.  The Transfer Agent will mail redemption proceeds to the address that appears on the Transfer Agent’s records.  At your request, redemption proceeds will be wired or sent via electronic funds transfer through the ACH network to a pre-designated bank account.  Redemption proceeds will be sent on the business day following the redemption of shares.  The minimum amount for wiring is $1,000.  There is a $15 wire charge for each wire, which will be deducted from your account balance on dollar specific trades.  There is no charge when proceeds are sent via the ACH system; however, funds may not be available in your account for two to three days.  The Transfer Agent will not make telephone redemptions if you notify the Transfer Agent of a change of address within 15 days before the redemption request.

Once you place a telephone transaction, you cannot cancel or modify it.  During periods of high market activity, you may encounter longer than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

Prior to executing an instruction received to redeem funds by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these telephone and wire redemption privileges at any time upon at least a 60-day notice to shareholders.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

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Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Funds and for crediting your account with the proceeds.  For redemptions through Financial Intermediaries, orders will process at the NAV next effective after receipt by the Funds or Financial Intermediary of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Systematic Withdrawal Plan

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100.  If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your Fund account must maintain your bank account information.  The Funds may terminate the SWP at any time.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may deplete.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Funds’ account application.  Please call 1-877-777-6944 for additional information regarding the Funds’ SWP.

Redemption Fees.  The Funds are intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  For these reasons, the Funds will assess a 2.00% fee on the redemption and exchange of Fund shares held for 30 days or less.  The Funds deduct the redemption fee from your proceeds and retain it for the benefit of long-term shareholders.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

This fee does not apply to:
(1)	shares purchased through reinvested dividends or capital gains;
(2)	Fund redemptions under the Funds’ SWP;
(3)	the redemption of shares previously purchased under an AIP;
(4)	the involuntary redemption of low balance accounts;
(5)
sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisors, certain wrap accounts and certain retirement plans;

(6)	minimum required distributions from retirement accounts;
(7)	premature distributions from retirement accounts due to the disability or health of the shareholder;
(8)	redemptions resulting in the settlement of an estate due to the death of the shareholder;
(9)	conversion of shares from one share class to another in the same Fund;

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(10)	taking out a distribution or loan from a defined contribution plan;
(11)	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund; or
(12)	redemptions in connection with charitable investment pool accounts.

In addition, the Funds retain the right to waive the redemption fee in circumstances the Funds deem reasonable.  The Funds reserve the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for 30 days or less, the Funds may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  The Funds have entered into Information Sharing Agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions,” which contractually require such Financial Intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Funds are required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

Exchanging Shares

You may exchange all or a portion of your investment from one Boston Common Fund to any other Boston Common Fund.  Any new account established through an exchange will be subject to the minimum investment requirements described above.  The Transfer Agent will execute exchanges based on the relative NAV of the shares exchanged.  Your exchange is a sale of shares for federal income tax purposes, on which you may realize a taxable gain or loss.  Since an exchange is a sale of shares, redemption fees may apply.  This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders.  Call the Funds (toll-free) at 1-877-777-6944 to learn more about exchanges.

Account and Transaction Policies

Waiver or Reduction of Investment Minimum.  Although not limited to the list below, the Adviser may waive or reduce the initial minimum investment in any of following circumstances:

●	Retirement, defined benefit and pension plans with plan assets of at least $25 million;
●	Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
●	Institutional clients of the Adviser;
●	Trustees and Officers of the Trust; and
●
Employees of the Adviser and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gift or Transfer to Minors Act accounts naming qualifying persons).

Payment of Redemption Proceeds.  Proceeds will generally be sent no later than seven calendar days after the Funds receive your redemption request.

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Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell the Funds’ shares or receive proceeds.  Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days for:
(1)	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
(2)
any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or

(3)	such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Redemption proceeds will be sent to the address of record.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If you request the Transfer Agent to send the proceeds of redemption to an address other than the address of record, or if you change the address of record within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts.  The Funds may redeem the shares in your account if the value of your account is less than $10,000 because of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  The Transfer Agent will notify you that the value of your account is less than $10,000 before making an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $10,000 before the Funds take any action.

Redemption In-Kind.  The Funds have reserved the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Funds’ portfolio (a “redemption in-kind”).  The Funds do not expect to do so except in unusual circumstances.  A redemption in-kind is a taxable event to you.  If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Signature Guarantees.  Signature guarantees may be required for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

●	For all redemption requests in excess of $50,000;
●	If a change of address request has been received by the Transfer Agent within the last 15 calendar days;
●	When requesting a change in ownership on your account; or
●	When redemption proceeds are payable or sent to any person, address or bank account not on record.

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In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  A notary public is not an acceptable signature guarantor. The Adviser also reserves the right to waive the signature guarantee requirement based upon the circumstances.

Householding.  In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call 1-877-777-6944 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted a policy regarding excessive trading.  The Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to detect and discourage abusive trading practices.  These steps may include, among other things, monitoring trading activity, imposing redemption fees and using fair value pricing, under procedures as adopted by the Board when the Adviser determines that current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Funds’ performance.  Although the Funds have designed these efforts to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries, pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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SERVICE FEES

The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Adviser.  Such payments and compensation are in addition to any sales charges and service fees paid by the Funds.  The Funds will generally make these additional cash payments to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DISTRIBUTION PLAN

Although not currently implemented, the Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of their Retail Class of shares.  Under the Plan, the Funds are authorized to pay the distributor a fee for the sale and distribution of the Funds’ shares and services it provides to Retail Class shareholders.  The maximum amount of the fee authorized is 0.25% of the Retail Class’s average daily net assets annually.  Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in a Fund’s shares and may cost you more than paying other types of sales charges.  Each Fund will notify shareholders when it has implemented the Plan.

In addition to paying fees under the Plan, a Fund may pay service fees to Financial Intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually.  The Funds will make a distribution of any undistributed capital gains earned during the 12-month period ended October 31 on or about December 31 of each year.  The Funds may make an additional payment of dividends or distributions if the Funds deem it desirable at other times during any year.

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The Funds will reinvest all distributions in shares of the Funds unless you choose one of the following options:  (1) receive dividends in cash; or (2) receive capital gains in cash.  Dividends are taxable whether reinvested in additional shares or received in cash.  If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date for the distribution.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds have elected and intend to continue to qualify to be taxed as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As  regulated investment companies, the Funds will not be subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements that are described in the SAI.  The Funds generally operate in a manner such that they will not be liable for federal income or excise taxes on  taxable income and capital gains distributed to shareholders.  The Funds intend to make distributions of ordinary income and capital gains.  In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain depending on the source of the Funds’ income.  Fund distributions of their short-term capital gains are taxable to you as ordinary income.  Fund distributions of their long-term capital gains are taxable to you as long-term capital gains.  The rate you pay on capital gains distributions from the Funds will depend on how long the Funds held the securities that generated the gains, not how long you owned your Fund shares, and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategy.  A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates.  An additional federal tax of 3.8% on net investment income applies to taxpayers with adjusted gross incomes above $200,000 for single filers and $250,000 for married joint filers and generally will apply to dividends and capital gains from an investment in the Funds.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

Dividends declared by the Funds in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.  Each year, you will receive a statement that shows the tax status of distributions you received the previous year.

All distributions generally reduce the NAV of a Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a partial return of your investment.

If you sell your Fund shares, it is a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

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Additional information concerning the taxation of the Funds and their shareholders is contained in the Statement of Additional Information.  Because each person’s tax situation is unique, we urge you to consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

INDEX DESCRIPTIONS

The MSCI EAFE Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance of developed markets in approximately 21 countries, excluding the United States and Canada.  The Index’s performance results are presented net of estimated foreign withholding taxes on dividends, interest and capital gains.  The withholding tax rates are those applicable to Luxembourg holding companies.

The S&P 500® Index is a broad market index of the 500 largest U.S. large cap companies.

Direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The table below illustrates the Funds’ financial performance for the periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” illustrates how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP, the Funds’ Independent Registered Public Accounting firm.  Their report and the Funds’ financial statements are included in the Annual Report, which is available upon request.

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Boston Common International Fund Financial Highlights For a capital share outstanding throughout each year/period
Year Ended September 30,	Period Ended September 30,
2015	2014	2013	2012	2011	1
Net asset value, beginning of year/period	$27.86	$28.03	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.31	0.69	0.36	0.36	0.20
Net realized and unrealized gain (loss) on investments	(3.01)	(0.21)	4.12	2.79	(4.54)
Total from investment operations	(2.70)	0.48	4.48	3.15	(4.34)
Less Distributions:
Distributions from net investment income	(0.52)	(0.49)	(0.18)	(0.08)	-
Distributions from net realized gain	(0.47)	(0.16)	--	--	--
Total Distributions	(0.99)	(0.65)	(0.18)	(0.08)	-
Paid in capital from redemption fees	0.00	5	0.00	5	0.00	5	0.00	5	-
Net Asset Value, End of year/period	$24.17	$27.86	$28.03	$23.73	$20.66

Total Return	(9.96)%	1.65%	18.99%	15.27%	(17.36	)% 3

SUPPLEMENTAL DATA
Net Assets, End of year/period (000’s)	$179,484	$205,335	$167,692	$95,418	$21,124
Ratios to Average Net Assets:
Expenses before fees waived/recouped	1.12%	1.09%	1.18%	1.54%	3.00	%4
Expenses after fees waived/recouped	1.12%	1.17%	1.24%	1.35%	1.35	%4
Net investment income (loss) before fees waived/recouped	1.14%	2.46%	1.46%	1.39%	(0.56	)% 4
Net investment income after fees waived/recouped	1.14%	2.38%	1.40%	1.58%	1.09	%4
Portfolio Turnover Rate	31%	24%	24%	33%	20	%3

1      Fund commenced operations on December 29, 2010.
2      Calculated using the average shares outstanding method.
3      Not annualized.
4      Annualized.
5      Less than $0.01 per share

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Boston Common U.S. Equity Fund
Financial Highlights For a capital share outstanding throughout each year/period

	Year Ended September 30,			Period Ended September 30,
	2015	2014	2013	20121
Net Asset Value, Beginning of year/period	$33.88	$30.13	$25.76	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income2	0.28	0.34	0.26	0.07
Net realized and unrealized gain (loss) on Investments	(1.18)	4.62	4.26	0.69
Total from investment operations	(0.90)	4.96	4.52	0.76
LESS DISTRIBUTIONS:
Distributions from net investment income	(0.27)	(0.23)	(0.12)	--
Distributions from net realized gain	(0.50)	(0.98)	(0.03)	--
Total distributions	(0.77)	(1.21)	(0.15)	--
Net asset value, end of year/period	$32.21	$33.88	$30.13	$25.76
Total Return	(2.81)%	16.73%	17.65%	3.04	%3

SUPPLEMENTAL DATA:
Net assets, end of year/period (000’s)	$26,748	$23,008	$10,920	$3,566
Ratios to average net assets:
Expenses before fees waived	1.39%	1.65%	3.09%	13.94	%4
Expenses after fees waived	1.00%	1.00%	1.00%	1.00	%4
Net investment income (loss) before waiver	0.42%	0.39%	(1.14)%	(12.27	)% 4
Net investment income after wavier	0.81%	1.04%	0.95%	0.67	%4
Portfolio turnover rate	26%	21%	26%	10	%3

1      Fund commenced operations on April 30, 2012.
2      Calculated using the average shares outstanding method.
3      Not annualized.
4      Annualized.

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●           Information we receive about you on applications or other forms;
●           Information you give us orally; and
●           Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

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Boston Common Funds

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”):  The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports:  Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders.  In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:

Boston Common Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-877-777-6944
http://www.bostoncommonfunds.com

You can review and copy information, including the Funds’ reports and SAI, at the Public Reference Room of the SEC, 100 “F” Street, N.E., Washington, D.C. 20549-1520.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Funds are also available:

■	Free of charge from the Funds’ website at http://www.bostoncommonfunds.com.
■	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
■	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
■	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

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